Exhibit 99.1

Forward Air Announces Leadership Changes

Names 18-Year Company Veteran Interim CEO

Appoints New Independent Chairman with Extensive Leadership Track Record

Forms Integration Committee Chaired by Transportation Industry Leader

GREENEVILLE, Tenn.—February 7, 2024 – Forward Air Corporation (NASDAQ: FWRD) (“Forward” or “the Company”) today announced several updates to its senior management team and Board of Directors (“the Board”).

Management Changes

Tom Schmitt, Chairman, Chief Executive Officer and President of Forward, has departed the Company.

Effective immediately, Michael Hance has been appointed Interim Chief Executive Officer in addition to his current position as Chief Legal Officer and Secretary. Since joining Forward in 2006, Mr. Hance has served in a variety of legal and governance leadership roles, including serving as General Counsel since 2008 and Chief Legal Officer since 2014, as well as leading the Company’s Human Resources department from 2010 to 2014.

Chris Ruble, Chief Operating Officer since 2018 and an employee at Forward since 1996, has been appointed President and Chief Operating Officer. While serving in a variety of operational leadership roles during his 28 years with Forward, he has served as the architect of the Company’s precision execution network and played a critical role in the successful integration of all of Forward’s acquisitions.

Board Member Changes

George Mayes, who has served on the Board since 2021, has been appointed Independent Chairman. Mr. Mayes is a proven leader with a distinguished record of service and deep experience with global supply chain design and strategy development.

The Board has added Gil West, former Senior Executive Vice President and Chief Operating Officer at Delta Air Lines, as an independent director. Mr. West has deep operational experience and has led the successful integration of numerous transformational transactions.

Christopher Schmachtenberger, President and Chief Investment Officer of Timucuan, has joined the Board pursuant to the previously disclosed shareholder agreement with EVE Partners, LLC.

Mr. Schmitt is no longer a member of the Board.

Board Committee Changes

The Board has formed a Search Committee to identify a permanent CEO replacement. The Search Committee will include Mr. Mayes, R. Craig Carlock, Laurie A. Tucker, and Michael Hodge. The Search Committee will retain a leading independent search firm to assist in identifying the right candidate to lead Forward.

The Board has also formed an Integration Committee to oversee the integration of Omni and capitalize on the attractive growth opportunities and synergy potential that the acquisition presents. The Integration Committee will be Chaired by Mr. West.

“After careful consideration, the Board determined that now is the right time to initiate a search for our next CEO to lead Forward during the next phase of our growth and evolution,” said Mr. Mayes. “With Michael serving as interim CEO and Chris as President and COO, we are confident we have trusted leaders to guide us through this next period of transition and position Forward for future success. On behalf of the Board, I want to thank Tom for his years of dedication and leadership.”

Michael Hance commented: "Forward has been my professional home for the last 18 years and I am honored to serve in this important role. Together, we will navigate this transitional period as we continue to welcome the Omni team to Forward, execute our growth strategy, deliver for our customers and create long-term value for shareholders. I am looking forward to working with the team to position Forward for the next chapter.”

About Forward Air

Forward Air is a leading asset-light provider of transportation services across the United States, Canada and Mexico. We provide expedited less-than-truckload services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals. In addition, we offer truckload brokerage services, including dedicated fleet services; and intermodal, first-and last-mile, high-value drayage services, both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. We are more than a transportation company. Forward is a single resource for your shipping needs. For more information, visit our website at www.forwardaircorp.com.

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “anticipate(s)”, “expect(s)”, “intend(s)”, “plan(s)”, “target(s)”, “project(s)”, “believe(s)”, “will”, “aim”, “would”, “seek(s)”, “estimate(s)” and similar expressions are intended to identify such forward-looking statements.  These statements may reflect Forward’s expectations, beliefs, hopes, intentions or strategies regarding, among other things, the transactions contemplated under the Agreement and Plan of Merger, dated as of August 10, 2023 (as amended, the “Merger Agreement”; and such transactions, collectively with the other transactions contemplated by the other transaction agreements referred to in the Merger Agreement, the “Transactions”) between Forward, Omni Newco LLC, and the other parties thereto, the benefits and synergies of the Transactions and future opportunities for the combined company, as well as other statements that are other than historical fact, including, without limitation, management plans for future operations and performance.

Forward-looking statements are based on management’s current expectations, projections, estimates, assumptions and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements.  Forward can give no assurance that its expectations will be attained. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made.  These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause Forward’s actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, but without limitation: (i) the risk that the parties may be unable to achieve the expected strategic, financial and other benefits of the Transactions, including the realization of expected synergies and the achievement of deleveraging targets, within the expected time-frames or at all; (ii) the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected; (iii) the risk that operating costs, customer loss, management and employee retention and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (iv) general economic and market conditions; (v) the outcome of Forward’s management transitions; and (vi) the expected benefit of the composition of the Board and Forward’s governance practices to Forward’s long-term value creation potential and its drivers.  These and other risks and uncertainties are more fully discussed in the risk factors identified in “Item 1A. Risk Factors” in Part I of Forward’s most recently filed Annual Report on Form 10-K, and as may be identified in Forward’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except to the extent required by law, Forward expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Forward’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

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ForwardAirCorporation@BrunswickGroup.com